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                                                                   EXHIBIT 10.44

                       OPTION TO PURCHASE COMMON SHARES OF

                            CYBEROAD.COM CORPORATION
                      (EXISTING UNDER THE LAWS OF FLORIDA)

                                   VOID AFTER
                                NOVEMBER 11, 2001

      THIS CERTIFIES that, for value received THOMSON KERNAGHAN & CO. LIMITED (the "Holder"), is the registered holder of 64,886 compensation options (the "Compensation Options") which entitle the holder, subject to the terms and conditions set forth in this Compensation Option Certificate, to purchase from Cyberoad.com Corporation (the "Company"), up to 64,886 shares (the "Shares") of common stock, par value $0.0001 per share (the "Common Stock") of the Corporation, as presently constituted, at any time until 5:00 p.m. (Los Angeles time) on November 11, 2001 (the "Time of Expiry") on payment of US$3.50 per Share (the "Exercise Price"). The number of Shares which the Holder is entitled to acquire upon exercise of the Compensation Options and the Exercise Price are subject to adjustment as hereinafter provided. This Compensation Option Certificate is being issued pursuant to an agency agreement dated November 11, 1999 between the Company and the Holder (the "Agency Agreement"). Capitalized terms used and not otherwise defined herein have the meanings given to such terms in the Agency Agreement.

1.      Exercise of Compensation Options

        (a) Election to Purchase. The rights evidenced by this certificate may be exercised by the Holder in whole or in part and in accordance with the provisions hereof by delivery of an Election to Purchase in substantially the form attached hereto as Appendix "I", properly completed and executed, together with payment of the Exercise Price for the number of Shares specified in the Election to Purchase at the office of the Company at Cyberoad.com Corporation,
Attention: Mr. John Coffey, President, Officentro Sabana Sur, Building 7, Fifth Floor, San Jose, Costa Rica, or such other address as may be notified in writing by the Company (the "Company Office"). In the event that the rights evidenced by this certificate are exercised in part, the Company shall, contemporaneously with the issuance of the Shares issuable on the exercise of the Compensation Options so exercised, issue to the Holder a Compensation Option Certificate on identical terms in respect of that number of Shares in respect of which the Holder has not exercised the rights evidenced by this certificate.

        (b) Exercise. The Company shall, on the date it receives a duly executed Election to Purchase and the Exercise Price for the number of Shares specified in the Election to Purchase (the "Exercise Date"), issue that number of Shares specified in the Election to Purchase.

        (c) Share Certificates. As promptly as practicable after the Exercise Date, the Company shall issue and deliver to the Holder, registered in such name or names as the Holder



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may direct or if no such direction has been given, in the name of the Holder, a certificate or certificates for the number of Shares specified in the Election to Purchase. To the extent permitted by law, such exercise shall be deemed to have been effected as of the close of business on the Exercise Date, and at such time the rights of the Holder with respect to the number of Compensation Options which have been exercised as such shall cease, and the person or persons in whose name or names any certificate or certificates for the Shares shall then be issuable upon such exercise shall be deemed to have become the holder or holders of record of the Shares represented thereby.

        (d) Each certificate issued representing Shares issued upon exercise of the Compensation Options, unless such Shares are then registered for resale under an effective registration statement under the Securities Act of 1933, as amended (the "Act"), shall bear a legend in substantially the following form:

                "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (TOGETHER WITH THE REGULATIONS PROMULGATED THEREUNDER, THE "ACT"), AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED WITHIN THE UNITED STATES (AS THAT TERM IS DEFINED IN REGULATION S PROMULGATED UNDER THE ACT) OR TO A U.S. PERSON (AS THAT TERM IS DEFINED IN REGULATION S) IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT."

        (e) Fractional Shares. No fractional shares of Common Stock shall be issued upon exercise of any Compensation Options and no payments or adjustment shall be made upon any exercise on account of any cash dividends on the shares of Common Stock issued upon such exercise. If any fractional interest in a share of Common Stock would, except for the provisions of the first sentence of this
                Section 1(e), be deliverable upon the exercise of a Compensation Option, the Company shall, in lieu of delivering the fractional share therefor, pay to the Holder an amount in cash equal to the Fair Market Value (as hereinafter defined) of such fractional interest.

        (f) Corporate Changes. In the event that, after the date hereof and prior to the Time of Expiry, the Company shall be a party to any capital reorganization, amalgamation, arrangement, merger or sale of all or substantially all of its assets, whether or not the Company is the surviving entity:

                (i) the number of shares of Common Stock subject to unexercised Compensation Options shall be adjusted so that the Holder of unexercised



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                        Compensation Options will be entitled to receive, upon
                        the exercise of such Compensation Options, in lieu of the number of shares of Common Stock to which such Holder was entitled to purchase, the number of securities of the Company or of the surviving entity, as the case may be, that the Holder would have been entitled to receive by reason of such reorganization, merger, amalgamation, arrangement or sale of all or substantially all of its assets (the "Event") if, on the date thereof, the Holder had been the registered holder of the number of shares of Common Stock to which the Holder was theretofore entitled to subscribe for and purchase; and

                (ii) the Exercise Price shall be adjusted to be the amount determined by multiplying the Exercise Price in effect immediately prior to the Event by the number of shares of Common Stock subject to the unexercised Compensation Options immediately prior to the Event, and dividing the product thereof by the number of securities determined in paragraph 1(f)(i) hereof.

        (g)     Subdivision or Consolidation of Shares of Common Stock

                (i) in the event that, after the date hereof and prior to the Time of Expiry, the Company shall subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, and conversely, in the event that the outstanding shares of Common Stock shall be consolidated into a smaller number of shares of Common Stock, the Exercise Price shall be adjusted to be the amount determined by multiplying the Exercise Price in effect immediately prior to such subdivision or consolidation by the number of shares of Common Stock outstanding at such time and dividing the product thereof by the number of shares of Common Stock outstanding immediately after giving effect to such subdivision or consolidation; and

                (ii) upon each adjustment of the Exercise Price as provided in this subsection (g), the Holder shall thereafter be entitled to acquire, at the Exercise Price resulting from such adjustment, the number of shares of Common Stock (calculated to the nearest tenth of a share of Common Stock) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock which may be acquired hereunder immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

        (h) Change or Reclassification of Shares of Common Stock. In the event that, after the date hereof and prior to the Time of Expiry, the Company shall change or reclassify its outstanding shares of Common Stock into a different class of securities:



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                (i)     the number of shares of Common Stock subject to
                        unexercised Compensation Options shall be adjusted as follows so that the Holder of unexercised Compensation Options will be entitled to receive, upon the exercise of such Compensation Options, in lieu of the number of shares of Common Stock to which such Holder was entitled to purchase, the number of successor class of securities that the Holder would have been entitled to receive by reason of such change or reclassification if, on the date thereof, the Holder had been the registered holder of the number of shares of Common Stock to which the Holder was theretofore entitled to subscribe for and purchase; and

                (ii) the Exercise Price shall be adjusted to the amount determined by multiplying the Exercise Price in effect immediately prior to the change or reclassification by the number of shares of Common Stock subject to the unexercised Compensation Options immediately prior to the change or reclassification, and dividing the product thereof by the number of the successor class of securities determined in paragraph 1(h)(i) hereof.

        (i) Offering to Shareholders. In the event that, after the date hereof and prior to the Time of Expiry, the Company shall issue rights, options or warrants to all or substantially all the holders of the outstanding shares of Common Stock entitling them, for a period expiring not more than 45 days after the record date or date of entitlement established to receive rights, options or warrants (any such date being hereinafter referred to in this Subsection 1(i) as the "record date"), to subscribe for or purchase shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock at a price per share or, as the case may be, having a conversion or exchange price per share, less than 95% of the Fair Market Value (as hereinafter defined) on such record date, the Exercise Price shall be adjusted immediately after the expiration of such rights, options or warrants so that it shall equal the price determined by multiplying the Exercise Price in effect on such record date by a fraction, of which the numerator shall be the total number of shares of Common Stock outstanding on such record date plus a number equal to the number arrived at by dividing the aggregate subscription or purchase price of the total number of additional shares of Common Stock issued upon the exercise of such rights, options or warrants or, as the case may be, the aggregate conversion or exchange price of the convertible or exchangeable securities so issued by such Fair Market Value, and of which the denominator shall be the total number of shares of Common Stock outstanding on such record date plus the total number of additional shares of Common Stock so issued upon the exercise of such rights, options or warrants (or into which the convertible or exchangeable securities so offered were converted or exchanged); shares of Common Stock owned by or held for the account of the Company or any subsidiary of the Company shall be deemed not to be outstanding for the purpose of any such computation; such adjustment shall be made successively whenever such a record date is fixed.



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        (j)     Carry Over of Adjustments. No adjustment of the Exercise Price shall be made if the amount of such adjustment shall be less than 1% of the Exercise Price in effect immediately prior to the event giving rise to the adjustment, provided, however, that in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to at least 1% of the Exercise Price.

        (k) Notice of Adjustment. Upon any adjustment of the number of shares of Common Stock and upon any adjustment of the Exercise Price, then and in each such case the Company shall give written notice thereof to the Holder, which notice shall state the Exercise Price and the number of shares of Common Stock or other securities subject to the unexercised Compensation Options resulting from such adjustment, and shall set forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Upon the request of the Holder there shall be transmitted promptly to the Holder a statement of the firm of independent chartered accountants retained to audit the financial statements of the Company to the effect that such firm concurs in the Company's calculation of the change.

        (1) Other Notices. In the event that, after the date hereof and prior to the Time of Expiry:

                (i) the Company shall declare any dividend upon its shares of Common Stock payable in shares of Common Stock;

                (ii) the Company shall offer for subscription pro rata to the holders of its shares of Common Stock any additional shares of any class or other rights;

                (iii) there shall be any capital reorganization or reclassification of the capital stock of the Company, or consolidation, amalgamation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation; or

                (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company,

                then, in any one or more of such cases, the Company shall give to the Holder (A) at least 10 days' prior written notice of the date on which a record date shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, amalgamation, sale, dissolution, liquidation or winding-up and (B) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, at least 10 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (A) shall also specify, in the case of any such dividend,



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                distribution or subscription rights, the date on which the holders of shares of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (B) shall also specify the date on which the holders of shares of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, amalgamation, sale, dissolution, liquidation or winding-up, as the case may be.

        (m) Shares to be Reserved. The Company will at all times keep available, and reserved, out of its authorized shares of Common Stock, solely for the purpose of issue upon the exercise of the Compensation Options, such number of shares of Common Stock as shall then be issuable upon the exercise of the Compensation Options. The Company covenants and agrees that all shares of Common Stock which shall be so issued will, upon issuance, be duly authorized, fully paid and non-assessable. The Company will take all such actions as may be necessary to ensure that all such shares of Common Stock may be so issued without violation of any applicable requirements of any exchange upon which the shares of Common Stock may be listed or in respect of which the shares of Common Stock are qualified for unlisted trading privileges. The Company will take all such actions as are within its power to ensure that all such shares of Common Stock may be so issued without violation of any applicable law.

        (n) Issue Tax. The issuance of certificates for shares of Common Stock upon the exercise of Compensation Options shall be made without charge to the Holder for any issuance tax in respect thereto, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Holder.

        (o) Fair Market Value. For the purposes of any computation hereunder, the "Fair Market Value" of a security at any date shall be the average closing sales price per share for the security for the 20 consecutive trading days ending on the third trading day immediately before such date on any stock exchange, quotation system or dealing network on which the shares of Common Stock are listed or trade, or, if the security in respect of which a determination of Fair Market Value is being made is not listed on any stock exchange or does not trade on any quotation system or dealing network, the Fair Market Value shall be determined by the directors, which determination shall be conclusive. The average price shall be determined by dividing by 20 the sum of the daily closing sale price per share on the said exchange or dealing network during the said 20 consecutive trading days.

2. Replacement

       Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Compensation Option Certificate and, if requested by the Company, upon delivery of a bond of indemnity satisfactory to the Company (or, in the case of mutilation, upon surrender of this Compensation Option Certificate), the Company will issue to the Holder a replacement certificate (containing the same terms and conditions as this Compensation Option



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Certificate).

3. Expiry Date

       The Compensation Options shall expire and all rights to purchase Shares hereunder shall cease and become null and void at 5:00 p.m. (Los Angeles time) on November 11, 2001.

4. No Rights Prior to Exercise

       Subject to the terms and conditions hereof, prior to its exercise pursuant to Section 1 above, this Compensation Option shall not entitle the Holder to any voting or other rights as holder of shares of Common Stock.

5. Covenant

       So long as any Compensation Options remain outstanding the Company covenants that it will use its commercially reasonable efforts to register the resale of the Shares issuable upon exercise of the Compensation Options in the 1933 Act Registration Statement filed with the Securities and Exchange Commission under the Act.

6. Successors

       This Compensation Option Certificate shall enure to the benefit of and shall be binding upon the Holder and the Company and their respective successors.

       IN WITNESS WHEREOF the Company has caused this Compensation Option Certificate to be signed by its duly authorized officers.

       DATED as of the 11th day of November, 1999.


                                            CYBEROAD.COM CORPORATION

                                            Per:



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                                  APPENDIX "I"

                              ELECTION TO EXERCISE

      The undersigned hereby irrevocably elects to exercise the number of Compensation Options of CYBEROAD.COM CORPORATION set out below for the number of Shares (or other property or securities subject thereto) as set forth below:

(a)     Number of Compensation Options to be Exercised:

(b)     Number of Shares to be Acquired:

(c)     Exercise Price per Share:                            $

(d)     Aggregate Purchase Price [(b) multiplied by (c)]:    $

and hereby tenders a certified cheque, bank draft or cash for such aggregate purchase price, and directs such Shares to be registered and a certificate therefor to be issued as directed below.

         DATED this ________ day of______________, ____.



                                            Per:

Direction as to Registration
Name of Registered Holder:
Address of Registered Holder: